                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------


                                  FORM 8 - K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 19, 2002
                        (Date of earliest event reported)

                                  SofTech, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

         Massachusetts              0-10665               #04-2453033
       ----------------            ----------         -----------------
 (State or other jurisdiction     (Commission           (IRS Employer
  of Incorporation or             file number)       Identification Number)
       organization)

                      2 Highwood Drive, Tewksbury, MA 01876
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (978) 640-6222
                                 --------------
              (Registrant's telephone number, including area code)

Item 7 is amended in its entirety as follows:


Item 7(b)  Pro Forma Financial Information.


                       INTRODUCTION TO PRO FORMA COMBINED
                   CONDENSED FINANCIAL INFORMATION (Unaudited)

The Pro Forma Combined Condensed Income Statements for the year ended May 31, 2002 for the six months ended November 30, 2002 present the combined results of the continuing operations of SofTech, Inc. (the "Company") and Workgroup Technology Corporation ("WTC") assuming the acquisition had been consummated as of the beginning of the periods indicated. WTC's operations are combined using its fiscal year ended March 31, 2002 and the six months ended December 31, 2002. The Pro Forma Combined Condensed Balance Sheet as of November 30, 2002 presents the combined financial position of the Company at that date and WTC as of December 31, 2002, assuming the acquisition was consummated on the balance sheet date.

The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the acquisition had been consummated on the dates indicated. The pro forma information does not purport to be indicative of the results of operations or financial positions which may result in the future.

The pro forma financial information has been prepared by the Company based upon assumptions deemed appropriate by the Company's management. Certain of the most significant assumptions are set forth under the Notes to Pro Forma Combined Condensed Financial Statements.

The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the 2002 Annual Report on Form 10-K and in its subsequent interim reports on Form 10-Q.

                                       SofTech, Inc.
                  Unaudited Pro Forma Combined Condensed Balance Sheet
                                 As of November 30, 2002
                                      (in thousands)

----------------- -------------- ------------------- ------------- ------- -----------
                     SofTech          Workgroup
                    Historical       Technology
                    Unaudited        Corporation
                     Results          Historical
                      As of       Unaudited Results                         Pro Forma
                   November 30,         As of          Pro Forma             Combined
                       2002       December 31, 2002   Adjustments   Notes    Results
----------------- -------------- ------------------- ------------- ------- -----------

Cash                   $  3,479             $   390      $ (3,010)     (B)   $    859
----------------- -------------- ------------------- ------------- ------- -----------
Accounts
receivables, net          1,395                 431                             1,826
----------------- -------------- ------------------- ------------- ------- -----------
Prepaid
expenses and
other assets                235                 234                               469
                            ---                 ---                               ---
----------------- -------------- ------------------- ------------- ------- -----------
Current assets            5,109               1,055        (3,010)              3,154
----------------- -------------- ------------------- ------------- ------- -----------

----------------- -------------- ------------------- ------------- ------- -----------
Property, plant
and equipment,
net                         240                  62                               302
----------------- -------------- ------------------- ------------- ------- -----------
Capitalized
software, net             8,601                   0                             8,601
----------------- -------------- ------------------- ------------- ------- -----------
Goodwill, net
                          2,197                   0         1,509      (A)      3,706
----------------- -------------- ------------------- ------------- ------- -----------
Other intangible
assets                        0                   0         3,500      (A)      3,500
----------------- -------------- ------------------- ------------- ------- -----------
Marketable
securities                  183                   0          (183)     (C)          0
----------------- -------------- ------------------- ------------- ------- -----------
Other assets                143                 300                               443
                            ---                 ---                               ---
----------------- -------------- ------------------- ------------- ------- -----------
Total assets           $ 16,473             $ 1,417      $  1,816            $ 19,706
                         ------               -----         -----              ------
----------------- -------------- ------------------- ------------- ------- -----------
Accounts               $    356             $     7                          $    363
payable
----------------- -------------- ------------------- ------------- ------- -----------
Accrued
expenses                    530                 533      $  1,056      (D)      2,119
----------------- -------------- ------------------- ------------- ------- -----------
Deferred
revenue                   1,898               1,322                             3,220
----------------- -------------- ------------------- ------------- ------- -----------
Current portion
of debt                   1,110                   0                             1,110
                          -----                   -                             -----
----------------- -------------- ------------------- ------------- ------- -----------

----------------- -------------- ------------------- ------------- ------- -----------
Current
liabilities               3,894               1,862         1,056               6,812
----------------- -------------- ------------------- ------------- ------- -----------

----------------- -------------- ------------------- ------------- ------- -----------
Other liabilities           466                 315                               781

----------------- -------------- ------------------- ------------- ------- -----------
Long term debt           13,603                   0                            13,603
                         ------                   -                            ------
----------------- -------------- ------------------- ------------- ------- -----------
Total liabilities        17,963               2,177         1,056              21,196

----------------- -------------- ------------------- ------------- ------- -----------
Stockholders'
deficit                  (1,490)               (760)          760      (E)     (1,490)
                         ------                -----          ---
----------------- -------------- ------------------- ------------- ------- -----------
Total liabilities
and
stockholders'
deficit                $ 16,473             $ 1,417      $  1,816            $ 19,706
                         ------               -----         -----              ------
----------------- -------------- ------------------- ------------- ------- -----------

      See accompanying notes to pro forma combined condensed financial statements.



                                       SofTech, Inc.
                 Unaudited Pro Forma Combined Condensed Income Statement
                        For the six months ended November 30, 2002
                                      (in thousands)

----------------- -------------- ------------------- ------------- ------- -----------
                     SofTech
                    Historical       Workgroup
                    Unaudited       Technology
                     Results        Corporation
                   Six months        Historical
                      ended       Unaudited Results                         Pro Forma
                   November 30,   Six months ended    Pro Forma             Combined
                       2002       December 31, 2002   Adjustments   Notes    Results
----------------- -------------- ------------------- ------------- ------- -----------

Revenue
----------------- -------------- ------------------- ------------- ------- -----------
        Products       $  1,135            $    734                          $  1,869
----------------- -------------- ------------------- ------------- ------- -----------
        Services          2,812               2,528                             5,340
                          -----               -----                             -----
----------------- -------------- ------------------- ------------- ------- -----------
   Total revenue          3,947               3,262                             7,209
----------------- -------------- ------------------- ------------- ------- -----------

----------------- -------------- ------------------- ------------- ------- -----------
Cost of products             33                  21                                54
----------------- -------------- ------------------- ------------- ------- -----------

Cost of services            137               1,033                             1,170
                            ---               -----                             -----
----------------- -------------- ------------------- ------------- ------- -----------
    Gross margin          3,777               2,208                             5,985
----------------- -------------- ------------------- ------------- ------- -----------

----------------- -------------- ------------------- ------------- ------- -----------
      Research &
     development            696               1,378                             2,074
----------------- -------------- ------------------- ------------- ------- -----------
Selling, general
               &
  administrative          3,250               2,738           438      (F)      6,426
                          -----               -----           ---               -----
----------------- -------------- ------------------- ------------- ------- -----------
       Loss from
      operations           (169)             (1,908)         (438)             (2,515)
----------------- -------------- ------------------- ------------- ------- -----------
Interest expense
        (income)            576                 (12)          123      (G)        687
                            ---                 ----          ---                 ---
----------------- -------------- ------------------- ------------- ------- -----------
 Loss before tax           (745)             (1,896)         (561)             (3,202)
----------------- -------------- ------------------- ------------- ------- -----------
   Tax provision              0                   0             0                   0
                              -                   -             -                   -
----------------- -------------- ------------------- ------------- ------- -----------
        Net loss           (745)             (1,896)         (561)             (3,202)
----------------- -------------- ------------------- ------------- ------- -----------

----------------- -------------- ------------------- ------------- ------- -----------

Basic and
diluted net loss
per common
share                  $   (.06)           $  (1.03)                         $   (.26)
----------------- -------------- ------------------- ------------- ------- -----------
        Weighted
         average
   common shares
     outstanding         12,205               1,841                            12,205
----------------- -------------- ------------------- ------------- ------- -----------

      See accompanying notes to pro forma combined condensed financial statements.

                                       SofTech, Inc.
                 Unaudited Pro Forma Combined Condensed Incone Statement
                          For the fiscal year ended May 31, 2002
                                      (in thousands)

----------------- ----------------- --------------------- ------------- ------- -----------
                                          Workgroup
                       SofTech            Technology
                     Historical          Corporation
                   Audited Results   Historical Audited
                    Twelve months         Results                                Pro Forma
                        ended       Twelve months ended     Pro Forma            Combined
                    May 31, 2002       March 31, 2002      Adjustments   Notes    Results
----------------- ----------------- --------------------- ------------- ------- -----------

Revenue
----------------- ----------------- --------------------- ------------- ------- -----------

        Products         $   2,300             $   1,338                          $  3,638
----------------- ----------------- --------------------- ------------- ------- -----------
        Services             6,484                 6,060                            12,544
                             -----                 -----                            ------
----------------- ----------------- --------------------- ------------- ------- -----------
   Total revenue             8,784                 7,398                            16,182
----------------- ----------------- --------------------- ------------- ------- -----------

----------------- ----------------- --------------------- ------------- ------- -----------
Cost of products                58                   250                               308
----------------- ----------------- --------------------- ------------- ------- -----------
Cost of services               366                 3,182                             3,548
                               ---                 -----                             -----
----------------- ----------------- --------------------- ------------- ------- -----------
    Gross margin             8,360                 3,966                            12,326
----------------- ----------------- --------------------- ------------- ------- -----------

----------------- ----------------- --------------------- ------------- ------- -----------
      Research &
     development             1,572                 3,439                             5,011
----------------- ----------------- --------------------- ------------- ------- -----------
Selling, general
               &
  administrative             8,180                 4,095      $    875      (F)     13,150
                             -----                 -----           ---              ------
----------------- ----------------- --------------------- ------------- ------- -----------
       Loss from
      operations            (1,392)               (3,568)         (875)             (5,835)
----------------- ----------------- --------------------- ------------- ------- -----------
Interest expense
        (income)             1,277                  (129)          245      (G)      1,393
                             -----                  -----          ---               -----
----------------- ----------------- --------------------- ------------- ------- -----------
 Loss before tax            (2,669)               (3,439)       (1,120)             (7,228)
----------------- ----------------- --------------------- ------------- ------- -----------
   Tax provision                11                     0             0                  11
                                --                     -             -                  --
----------------- ----------------- --------------------- ------------- ------- -----------
        Net loss            (2,680)               (3,439)     $ (1,120)             (7,239)
----------------- ----------------- --------------------- ------------- ------- -----------


----------------- ----------------- --------------------- ------------- ------- -----------

       Basic and
diluted net loss
      per common
           share         $    (.24)            $   (1.87)                         $   (.66)
----------------- ----------------- --------------------- ------------- ------- -----------
        Weighted
         average
   common shares
     outstanding            10,986                 1,842                            10,986
----------------- ----------------- --------------------- ------------- ------- -----------

       See accompanying notes to pro forma combined condensed financial statements.

                         SOFTECH, INC. AND SUBSIDIARIES
                      NOTES TO PRO FORMA COMBINED CONDENSED
                        FINANCIAL STATEMENTS (Unaudited)

The Pro Forma Combined Condensed Statement of Income for the year ended May 31, 2002 is derived from the historical audited financial statements of the Company included in its 2002 Annual Report on Form 10-KSB and the historical audited financial statements of WTC included in its 2002 Annual Report on Form 10-K for the year ended March 31, 2002. The Pro Forma Combined Condensed Balance Sheet as of November 30, 2002 and Statement of Income for the Six Months Ended November 30, 2002 were derived from the historical unaudited financial statements of the Company included in its November 30, 2002 Interim Report on Form 10-QSB and the historical unaudited financial statements of WTC included in its December 31, 2002 Interim Report on Form 10-Q. The pro forma financial information includes adjustments to reflect the purchase of WTC by SofTech on December 19, 2002 including the consideration paid and the resulting intangible assets. The allocation of the intangible asset between Goodwill and Other Intangible Assets is based on preliminary estimates by management. The final allocation will be determined upon completion of the valuation report by a third party appraiser.

The Pro Forma Combined Condensed Financial Statements should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the 2002 Annual Report on Form 10-KSB. The Pro Forma Combined Condensed Financial Statements do not purport to be indicative of financial position or results of operations if the acquisitions had been consummated on the dates indicated or which may be obtained in the future.

Notes to pro forma financial statements (in thousands):

(A) To record the estimated intangible asset generated from the acquisition of WTC. This allocation of the intangible asset between Goodwill and Other Intangible Assets as well as the estimated 4 year life is based on preliminary estimates by management. Such final allocation will be determined by the yet to be completed Valuation Report by a third party appraiser. The purchase price is as follows:

     Cash paid at closing of the Offer                               $ 3,010
     Shares purchased prior to commencement of Offer                     183
     Amounts due minority shareholders and option holders                461
     Other costs associated with transaction                             595
                                                                         ---
            Subtotal                                                   4,249

     Net liabilities assumed                                             760
                                                                         ---

                Total Purchase Price                                 $ 5,009
                                                                     -------

     Preliminary estimate of Purchase Price allocation:

     Other intangible assets (estimated 4 year life)                 $ 3,500

     Goodwill                                                          1,509
                                                                       -----

                Total intangible assets                              $ 5,009
                                                                     -------

(B) To record the cash paid to acquire 1,505 shares of WTC at the closing of the tender offer.

C) To eliminate the $183 the Company paid to acquire 129.5 WTC shares prior to commencement of the tender offer.

(D) To record the estimated liability for costs associated with the transaction.

(E) To eliminate WTC's stockholders' deficit.

(F) To record the estimated amortization of Other Intangible Assets totaling $3.5 million at the acquisition date with an estimated life of 4 years.

(G) To record the interest expense related to the Company's borrowing of approximately $3.5 million at a rate of 7% to complete the tender offer.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                   SOFTECH, INC.


                  Date: March 3, 2003                 By: /S/ Joseph P. Mullaney
                                                --------------------------------
                                                       Name:  Joseph P. Mullaney
                                    Title: President and Chief Operating Officer
                                                        (Principal Financial and
                                                             Accounting Officer)